UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 20, 2007

                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      000-28575                   84-1108499
         ------                      ---------                   ----------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)
                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and any exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management's good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including, it's annual report for fiscal year ended December 31, 2006 on Form 10K, it's quarterly report on Form 10Q for fiscal quarter ended March 31, 2007, and periodic filings on Form 8K.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 16, 2007, Alfredo Mason decided not to stand for re-election and resigned from the Board of Director's of Global Aircraft Solutions, Inc. (the "Company"). Mr. Mason, who joined the Company's Board of Directors in May 2004 is leaving because he was unable to devote the time necessary to perform his duties as a Board member due to his current and ongoing outside business interests, and his departure did not involve any disagreement on any matter relating to the Company's operations, policies or practices. Mr. Mason was to stand for re-election for a three year term at the Company's annual meeting to be held on August 29, 2007 in Tucson, Arizona and as consequence of his resignation, Mr. Mason will not be standing for re-election. A copy of Mr. Mason's resignation letter dated July 16, 2007 is filed as Exhibit 17.1 to this current report on Form 8-K.

The Company requested that Mr. Mason furnish it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements made by the Company. A copy of that letter, dated July 19, 2007, is filed as Exhibit 17.2 to this current report on Form 8-K.

On July 17, 2007, the Board of Directors of the Company appointed Michael Hannley as a member of the Board of Directors to replace resigning member Alfredo Mason. Mr. Hannley will serve until election at the annual meeting of stockholders to be held on August 29, 2007 or until his earlier death, resignation or removal. Mr. Hannley will be and remain a non-employee member of the Board of Directors. Mr. Hannley is 58 years of age and is a local Tucsonan with 35 years of banking experience and is currently the President and CEO of the Bank of Tucson which he founded in 1996. From August 1986 until December 1995, Mr. Hannley was the Senior Vice President for National Bank of Arizona. From May 1981 until June 1986, Mr. Hannley was employed by Great American Savings, he was the Divisional Vice President beginning in May 1981 and assumed the duties of Senior Vice President Administration in June 1986. Prior to his employment with Great American Savings, Mr. Hannley was employed as the Regional Vice President of Southern Arizona Bank/First Interstate Bank from July 1972 through May 1981.

Mr. Hannley presently serves on the following corporate and community Board of
Directors: Capitol Bancorp Limited (a multi-state bank holding company); University of Arizona Foundation - Vice Chair; Tucson Airport Authority; Bank of Santa Barbara; American Bankers Association; Pima County Trust Fund Board of Trustees; University of Arizona Intercollegiate Athletics Rebounbders Board; DM 50; the Assistance League of Tucson, Inc. Community Advisory Committee; University of Arizona Department of Biochemistry and Molecular Biophysics Board of advisors; and Tucson Symphony Women's Association Community Advisory Board. In addition to Mr. Hannley's current service as a Board member of the preceding organizations, he is or was affiliated with the following organizations: 2004 Tucson United Way Campaign Chair; YMCA Youth Fouhdation; Davis-Monthan's Honarary Squadron Commander Program; University of Arizona Eller College Associates; Tucson Conquistadores Life Member; St. Mary's Hospital Foundation - Past Director; St. Mary's Hospital Centurions Life Member; Tucson General Hospital Past Board Trustee; American Heart Association - Past Director; Southern Arizona Community Foundation - Founding Member; and Tucson Boys Chorus
- Past President. Mr. Hannley is a graduate of Louisianna Tech University and the University of Virginia Graduate School of Banking.

In connection with this appointment, Mr. Hannley will receive an annual compensation of $20,000.00, plus (i) 10,000 shares of Company common stock vested immediately upon election to the Board; (ii) options to purchase 10,000 shares of Company common stock at the then current market price with a 5 year exercise period awarded upon the first date of service and then annually thereafter vesting at the conclusion of each year of service; and (ii) 10,000 shares of Company common stock vested and awarded upon completion of each year of service as long as Mr. Hannley remains a member of the board. In addition to the preceding compensation. Mr. Hannley will also receive $1,000.00 for each scheduled Board meeting attended plus reimbursement of reasonable travel expenses. Any outside director who also serves on the audit committee will receive additional annual compensation of $6,000.00 plus $1,000.00 for each audit committee meeting attended and any outside director who also serves on the compensation committee will receive additional annual compensation of $4,000.00 plus $500.00 for each compensation committee meeting attended. At present, no determination has been made with respect to the committees on which Mr. Hannley will serve.


ITEM 9.01. Financial Statements and Exhibits

(a)   None
(b)   None
(c)   Exhibits

  Exhibit No.                         Document
  -----------                         --------

     17.1 Letter from Alfredo Mason dated July 16, 2007 to Global Aircraft Solutions, Inc.

     17.2 Letter from Alfredo Mason dated July 19, 2007 to the Securities and Exchange Commission


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2007
                                             Global Aircraft Solutions, Inc.
                                             (Registrant)

                                         By: /s/ John Sawyer
                                             -----------------------------------
                                             Name:   John Sawyer
                                             Title:  President